UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2014

AMPHENOL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2014, Amphenol Corporation (the “Company”)  held its 2014 Annual Meeting of Stockholders.  Stockholders submitting votes for the meeting approved: (i) the 2014 Amphenol Executive Incentive Plan (the “2014 EIP”) and (ii) The First Amended 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries (the “Amended 2009 Option Plan”).

A description of each of the 2014 EIP and the Amended 2009 Option Plan is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2014, such descriptions being qualified in their entirety by reference to the complete terms and conditions of the 2014 EIP and the Amended 2009 Option Plan, respectively.  A copy of the 2014 EIP is included herewith as Exhibit 10.1 to this Report and incorporated herein by reference.  A copy of the Amended 2009 Option Plan is included herewith as Exhibit 10.2 to this Report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)                                 The annual meeting of the stockholders of the Company was held on May 21, 2014.  As of March 24, 2014, the record date for the meeting, 157,103,855 shares of the Company’s common stock were outstanding.  A quorum of 144,404,986 were present or represented at the meeting.

(b)                                 The stockholders (i) elected each of the Company’s nominees for director; (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company; (iii) ratified and approved the 2014 Amphenol Executive Incentive Plan; (iv) ratified and approved The First Amended 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries; and (v) approved the advisory vote on compensation of named executive officers.  Voting of shares for each item is as follows:

1.                                      Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ronald P. Badie	139,837,956	923,582	247,906	3,395,542
Stanley L. Clark	139,559,355	1,202,384	247,705	3,395,542
David P. Falck	139,627,792	1,133,947	247,705	3,395,542
Edward G. Jepsen	139,336,440	1,425,799	247,205	3,395,542
Andrew E. Lietz	138,866,180	1,962,806	180,458	3,395,542
Martin H. Loeffler	139,491,152	1,336,929	181,363	3,395,542
John R. Lord	139,333,190	1,428,549	247,705	3,395,542
R. Adam Norwitt	139,893,902	934,907	180,635	3,395,542

2.                                      Selection of Deloitte & Touche LLP as independent accountants of the Company:

Votes For	143,203,225
Votes Against	1,027,779
Abstentions	173,982
Broker Non-Votes	0

3.                                      The 2014 Amphenol Executive Incentive Plan:

Votes For	139,065,595
Votes Against	1,678,777
Abstentions	265,072
Broker Non-Votes	3,395,542

4.                                      The First Amended 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries:

Votes For	114,725,869
Votes Against	26,022,221
Abstentions	261,354
Broker Non-Votes	3,395,542

5.                                      Advisory Vote on Compensation of Named Executive Officers:

Votes For	138,119,373
Votes Against	2,600,454
Abstentions	289,617
Broker Non-Votes	3,395,542

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are included herewith:

Exhibit Number	Exhibit Description

10.1	The 2014 Amphenol Executive Incentive Plan
10.2	The First Amended 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Diana G. Reardon
Diana G. Reardon
Executive Vice President
and Chief Financial Officer

Date: May 23, 2014

Exhibit Index

Exhibit Number	Exhibit Description

10.1	The 2014 Amphenol Executive Incentive Plan
10.2	The First Amended 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries